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                                                                    EXHIBIT 10.6


                       UGI CORPORATION 1992 NON-QUALIFIED
                                STOCK OPTION PLAN
                    AMENDED AND RESTATED AS OF APRIL 29, 2003

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                                 UGI CORPORATION

                      1992 NON-QUALIFIED STOCK OPTION PLAN
                    AMENDED AND RESTATED AS OF APRIL 29, 2003

1.       PURPOSE AND DESIGN

         The purpose of this Plan is to assist the Company in securing, motivating and retaining managerial talent by affording managers an opportunity to purchase the Company's Stock under options.

2.       DEFINITIONS

         Whenever used in this Plan, the following terms will have the respective meanings set forth below:

         (a) "Board" means the Company's Board of Directors as constituted from time to time.

         (b) "Committee" means the Compensation and Management Development Committee of the Board as constituted from time to time.

         (c) "Company" means UGI Corporation, a Pennsylvania corporation (which intends to change its name after the effective date hereof to UGI Utilities, Inc.), or any successor thereto by merger, consolidation or statutory share exchange; provided, however, that in the event that the Company's shareholders approve the formation of a public utility holding company to own 100%, of the Stock of the Company prior to January 1, 1993, then from and after any reorganization (whether by merger or statutory share exchange) effecting such a transaction, "Company" shall mean New UGI Corporation, a Pennsylvania corporation (which intends to change its name after the effective date hereof to UGI Corporation).

         (d) "Employee" means a regular full-time salaried employee (including officers who are also employees) of the Company or any Subsidiary of the Company.

         (e) "Fair Market Value" of Stock means the average, rounded to the next highest one-eighth of a point (.125), of the highest and lowest sales prices thereof on the New York Stock Exchange on the day on which Fair Market Value is being determined, as reported on the Composite Tape for transactions on the New York Stock Exchange; provided, however, in the case of a cashless exercise pursuant to Section 7.4, the Fair Market Value shall be the actual sale price of the shares issued upon exercise of the Option. In the event that there are no Stock transactions on the New York Stock Exchange on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Stock transactions on that exchange.

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         (f) "Option" means the right to purchase Stock pursuant to the relevant provisions of this Plan at the Option Price for a specified period of time, not to exceed ten years from date of grant, which period of time shall be subject to earlier termination prior to exercise in accordance with Sections 10, 11 and 12 of this Plan.

         (g) "Option Price" means an amount per share of Stock purchasable under an Option equal to 100% of the Fair Market Value of the Stock determined on the date of grant of an Option to be payable upon exercise of such Option.

         (h) "Participant" means an Employee designated by the Committee to participate in the Plan.

         (i) "Subsidiary" means any corporation, at least 20% of the outstanding voting stock or voting power of which is owned by the Company or a Subsidiary.

         (j) "Stock" means the Common Stock of the Company, par value $2.25 per share, or, in the event that, prior to January 1, 1993, the Company's shareholders approve the formation of a public utility holding company system in which 100% of the Stock of the Company is owned by a public utility holding company, then from and after the effective date of any reorganization (whether by merger or statutory share exchange) effecting such a transaction, "Stock" shall mean the Common Stock of the Company, without par value, and, in either case, such other securities of the Company as may be substituted for Stock or such other securities pursuant to Section 13.

3.       NUMBER AND SOURCE OF SHARES AVAILABLE FOR OPTIONS - MAXIMUM ALLOTMENT

         The number of shares of Stock which may be made the subject of Options under this Plan at any one time may not exceed 750,000 in the aggregate (after giving retroactive effect to the 3-for-2 Stock split distributed April 1, 2003), including shares acquired by Participants through exercise of Options under this Plan, subject, however, to the adjustment provisions of Section 13 below. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option will again be available for the purposes of the Plan. Shares which are the subject of Options may be previously issued and outstanding shares of the Stock reacquired by the Company and held in its treasury, or may be authorized but unissued shares of Stock, or may be partly of each.

4.       DURATION OF THE PLAN

         The Plan will remain in effect until all Stock subject to it has been purchased pursuant to the exercise of Options. Notwithstanding the foregoing, no Option may be granted after January 1, 2002.

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5.       ADMINISTRATION

         The Plan will be administered by the Committee. Subject to the express provisions of the Plan, the Committee will have authority, in its discretion, to determine the Employees to whom, and the time or times at which, Options will be granted, the number of shares to be subject to each Option, the Option Price to be paid for the shares upon the exercise of each Option, and the period within which each Option may be exercised. In making such determinations, the Committee may take into account the nature of the services rendered by an Employee, the present and potential contributions of the Employee to the Company's success and such other factors as the Committee in its discretion deems relevant. Subject to the express provisions of the Plan, the Committee will also have authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements required by Section 7.2 of the Plan (which need not be identical), and to make all other determinations necessary or advisable for the orderly administration of the Plan. A Stock option agreement as discussed below shall be executed by each Participant receiving a grant under the Plan and shall constitute that Participant's acknowledgement and acceptance of the terms of the Plan and the Committee's authority and discretion

6.       ELIGIBILITY

         Options may be granted only to key management Employees who do not participate in any of the Company's Stock Option and Dividend Equivalent Plans and who are selected by the Committee, in its sole judgment, to participate in the Plan.

7.       OPTIONS

         7.1 Grant of Options. Subject to the provisions of Section 3, Options may be granted to Participants at any time and from time to time as may be determined by the Committee. The Committee will have complete discretion in determining the number of Options granted to each Participant and the number of shares of Stock subject to such Options.

         7.2 Option Agreement. As determined by the Committee on the date of grant, each Option will be evidenced by a stock option agreement that shall, among other things, specify the Option Price, the duration of the Option and the number of shares of Stock to which the Option pertains.

         7.3 Exercise and Vesting.

            (a) Except as otherwise specified by the Committee, an Option shall be fully and immediately exercisable on the date of grant. Notwithstanding the foregoing, in the event that any such Options are not by their terms immediately exercisable, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. No Option shall be exercisable on or after the tenth anniversary of the date of grant.

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            (b) If a Participant holding an Option ceases to be an Employee, the
Option held by such Participant shall be exercisable only with respect to that number of shares of Stock with respect to which it is already exercisable on the date such Participant ceases to be an Employee. However, if a Participant holding an Option ceases to be an Employee by reason of a retirement under the Company's or a Subsidiary's retirement plan, the Option held by any such participant shall thereafter become exercisable with respect to that additional number of shares of Stock with respect to which it becomes exercisable on any anniversary of the date on which the Participant was granted the Option which occurs within thirteen (13) months after the date of such retirement and such Option shall be exercisable during such thirteen-month period. Notwithstanding the foregoing, the Committee shall have the power, in the event of any merger or consolidation of any other corporation with or into the Company, or the sale of all or substantially all of the assets of the Company or an offer to purchase made by a party other than the Company to all shareholders of the Company for all or any substantial portion of the outstanding Stock, to amend any or all outstanding Options to permit the exercise of all such Options prior to the effectiveness of any such merger, consolidation or sale or the expiration of any such offer to purchase, and to terminate such Options as of such effectiveness or expiration. Notwithstanding anything contained in this Section 7.3 with respect to the number of shares with respect to which an Option is or is to become exercisable, no Option, to the extent that it has not previously been exercised, shall be exercisable after it has terminated, including without limitation, after any termination of such Option pursuant to Section 10 hereof.

         7.4 Payment of Option Price. The Option Price upon exercise of any Option shall be payable to the Company in full (i) in cash or its equivalent,
(ii) by tendering shares of previously acquired Stock already beneficially owned by the Participant for more than one year and having a Fair Market Value at the time of exercise equal to the total Option Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by a combination of (i) (ii) and/or (iii). The cash proceeds from such payment will be added to the general funds of the Company and shall be used for its general corporate purposes. Any shares of previously acquired Stock tendered to the Company in payment of the Option Price will be added by the Company to its treasury stock to be used for its general corporate purposes.

8. WRITTEN NOTICE, ISSUANCE OF STOCK CERTIFICATES, STOCKHOLDER PRIVILEGES AND PARTIAL EXERCISE

         8.1 Written Notice. A Participant wishing to exercise an Option must give irrevocable written notice to the Company in the form and manner prescribed by the Committee, indicating the date of award, the number of shares as to which the Option is being exercised, and such other information as may be required by the Committee. Full payment for the shares exercised pursuant to the Option must be received by the Company by the time specified by the Committee depending on the type of payment being made but, in all cases, prior to the issuance of the Stock. Except as provided in Sections 10, 11 and 12, no Option may be exercised at any time unless the Participant is then an Employee of the Company or a Subsidiary.

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         8.2 Issuance of Stock Certificates. As soon as practicable, after the receipt of irrevocable written notice and payment, the Company will, without stock transfer taxes to the Participant or to any other person entitled to exercise an Option pursuant to this Plan, deliver to the Participant or such other person or certificates for the requisite number of shares of Stock.

         8.3 Privileges of a Shareholder. A Participant or any other person entitled to exercise an Option under this Plan will have no rights as a shareholder with respect to any Stock covered by the Option until the date of issuance of a share certificate for such Stock.

         8.4 Partial Exercise. An Option granted under this Plan may be exercised as to any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option will not affect the right to exercise the Option from time to time in accordance with this Plan as to the remaining shares subject to the Option.

9.       NON-TRANSFERABILITY OF OPTIONS

         No Option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Participant, only by the Participant.

10.      TERMINATION OF EMPLOYMENT (OTHER THAN BY REASON OF DEATH OR
         DISABILITY).

         Each Option, to the extent that it has not previously been exercised, will terminate when the Participant holding such Option (while living) ceases to be an Employee of the Company or a Subsidiary, unless such cessation of employment is (i) for the convenience of the Company or a Subsidiary, in which event the Option will terminate upon the expiration of ninety (90) days after such cessation of employment, or (ii) a retirement under the Company's or a Subsidiary's retirement plan, in which event the Option will terminate upon the expiration of thirteen (13) months after the retirement of such Participant. In no event, however, will an Option continue after ten years from the date of granting of such Option. The Committee will have authority to determine whether an authorized leave of absence or absence on military or governmental service will constitute a severance of employment for the purposes of this Plan.

11.      DISABILITY

         If a Participant's employment by the Company or a Subsidiary terminates by reason of disability (as defined under Section 22(e)(3) of the Internal Revenue Code of 1986, as it may be amended or any successor statute), the Option, to the extent exercisable as of the date of such termination, will be exercisable at any time prior to the earlier of (i) the expiration date of the Option, or (ii) the expiration of a thirteen-month period following the date of such termination. To the extent that an Option was not exercisable as of the date of such termination of employment, such Option or the non-exercisable portion thereof will be forfeited and no longer subject to any right to exercise.

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12.      DEATH OF PARTICIPANT

         In the event of the death of a Participant (i) while employed by the Company or a Subsidiary, (ii) within the ninety (90) day period specified in clause (i) of Section 10 after cessation of employment for the convenience of the Company or a Subsidiary, or (iii) within the thirteen (13) month period specified in clause (ii) of Section 10 after cessation of employment by reason of retirement under the Company's or a Subsidiary's retirement plan, the Option theretofore granted to such Participant may be exercised by the estate of the Participant or by any person to whom the Participant may have bequeathed the Option or whom the Participant may have designated to exercise the same under the Participant's last will, or by the Participant's personal representatives if the Participant has died intestate, at any time within a period of one Year after the Participant's death, but not after ten years from the date of granting of such Option, and in all cases only if and to the extent that the Participant was entitled to exercise the Option at the time of the Participant's death.

13.      ADJUSTMENT OF NUMBER, KIND AND PRICE OF SHARES

         In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, extraordinary dividend, liquidation, dissolution, or other similar corporate transaction or event affects Stock such that an adjustment is determined by the Committee to be appropriate in order prevent dilution or enlargement of Participants' rights under the Plan, then the Committee will, in a manner that is proportionate to the change to the Stock and is otherwise equitable, adjust (i) any or all of the number or kind of shares of Stock reserved for issuance under the Plan, (ii) the number or kind of shares of Stock to be subject to Options thereafter granted under the Plan, and (iii) the number and kind of shares of Stock issuable upon exercise of outstanding Options, or the Option Price per share thereof, provided that the number of shares subject to any Option will always be a whole number. Any such determination of adjustments by the Committee will be conclusive for all purposes of the Plan and of each Option, whether a stock option agreement with respect to a particular Option has been theretofore or is thereafter executed.

14.      LIMITATION OF RIGHTS

         Nothing in this Plan contained shall be construed to give an Employee any right to be granted an Option except as may be authorized in the discretion of the Committee. The granting of an Option under this Plan shall not constitute or be evidence of any agreement or understanding, expressed or implied, that the Company or a Subsidiary will employ a Participant for any specified period of time, in any specific position or at any particular rate or remuneration.

15.      AMENDMENT OR TERMINATION OF PLAN

         Subject to Board approval, the Committee may at any time, and from time to time, alter, amend, suspend or terminate this Plan without the consent of the Company's shareholders or Participants. No termination or amendment of this Plan may, without the consent of the

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Participant to whom any Option has previously been granted, adversely affect the rights of such Participant under such Option.

16.      TAX WITHHOLDING

         Upon exercise of any Option under this Plan, the Company will require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements. However, to the extent authorized by rules and regulations of the Committee, the Company may withhold or receive Stock and make cash payments in respect thereof in satisfaction of a recipient's tax obligations, including tax obligations in excess of mandatory withholding requirements.

17.      GOVERNMENTAL APPROVAL

         Each Option will be subject to the requirements that if at any time the listing, registration or qualification of the shares covered thereby upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares thereunder, no such Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

18.      EFFECTIVE DATE OF PLAN

         This Plan will become effective as of January 1, 1992.


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